UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 28, 2013

MRV COMMUNICATIONS, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	001-11174	06-1340090
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

20415 Nordhoff Street, Chatsworth, CA 91311

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (818) 773-0900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of May 28, 2013, Jennifer Hankes Painter resigned from her position as MRV Communications, Inc.’s  Vice President, General Counsel and Secretary, to pursue a position with another company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 28, 2013

MRV COMMUNICATIONS, INC.

	By:	/s/ David Stehlin
David Stehlin
Chief Executive Officer